Exhibit 99.1

ConversionPoint Technologies Inc. and Inuvo, Inc. – Acquisition Update

LITTLE ROCK, AR. and NEWPORT BEACH, CA, March 18, 2019 (GLOBE NEWSWIRE) --  Inuvo, Inc. (NYSE American: INUV), a leading provider of marketing technology, powered by artificial intelligence that serves brands and agencies, and ConversionPoint Technologies Inc., a privately held eCommerce technology company, today announced an update on various matters relating to the pending acquisition of Inuvo, Inc. (the “Transaction”). As previously disclosed, the Transaction is structured to be effected through a newly created holding company, ConversionPoint Holdings, Inc., whereby Inuvo and ConversionPoint Technologies will become wholly-owned subsidiaries of ConversionPoint Holdings.

The closing of the Transaction is subject to certain customary and other closing conditions, including (i) the declaration of effectiveness of a registration statement on Form S-4 by ConversionPoint Holdings, (ii) a requirement that ConversionPoint Holdings raise a minimum of $36 million of gross proceeds from the issuance of equity and/or debt, a portion of which would be used to fund the cash portion of the Transaction, and (iii) the approval of the stockholders of ConversionPoint Technologies and Inuvo.

On December 17, 2018, ConversionPoint Holdings filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the Transaction. On March 15, 2019, ConversionPoint Holdings filed an amendment to the registration statement on Form S-4 to address SEC comments and to include audited financial statements for each of Inuvo and ConversionPoint Technologies for the year ended December 31, 2018. Following the declaration of effectiveness of the registration statement on Form S-4, ConversionPoint Technologies and Inuvo will each mail the joint proxy statement/prospectus included in the registration statement on Form S-4 to their stockholders for consideration and approval at their respective stockholder meetings.

The amended registration statement on Form S-4 containing the joint preliminary proxy statement/prospectus is available through the SEC's website by searching the filings of “ConversionPoint Holdings, Inc.” at www.sec.gov or navigating to
https://www.sec.gov/Archives/edgar/data/1761369/000161577419004122/s116694_s4a.htm

Although the companies have not yet formally determined the dates of their stockholder meetings, the companies currently expect to hold their meetings, and, upon the satisfaction or waiver of the closing conditions, close the Transaction, in the second quarter of 2019.

About Inuvo
Inuvo®, Inc. (NYSE American: INUV) is a market leader in artificial intelligence, aligning and delivering consumer-oriented product & brand messaging strategies online based on powerful, anonymous and proprietary consumer intent data for agencies, advertisers and partners. To learn more, visit www.inuvo.com.

About ConversionPoint Technologies
ConversionPoint Technologies is a privately held e-commerce technology company changing the way brands, advertisers and agencies connect with, acquire and retain customers. Powered by AI-enabled media optimization, CRM, and robust post-purchase platforms that automate product delivery and remarketing, ConversionPoint offers proprietary technologies to increase conversions, lifetime customer value, and return on ad spend. ConversionPoint focuses on the non-Amazon channels, including Walmart.com, Shopify.com, and BigCommerce.com. To learn more about ConversionPoint, visit www.ConversionPoint.com.

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the proposed acquisition between ConversionPoint Technologies, Inuvo and ConversionPoint Holdings. These statements are based on management's current expectations and beliefs, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about the anticipated completion of the merger; future financial and operating results; future regulatory filings; and other statements regarding the proposed transaction. Forward-looking statements may contain words such as "will be," "will," "expected," "anticipate," "continue," or similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the ConversionPoint Technologies or Inuvo stockholders to approve the proposed acquisition; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees, customers and suppliers; the ability of ConversionPoint Holdings to obtain the required $36 million in financing upon commercially reasonable terms, including risks that the financing values the equity of ConversionPoint Holdings less than the estimates of equity valuation set forth herein; the risk that a condition to the closing of the merger transaction may not be satisfied on a timely basis or at all; the failure of the proposed merger transaction to close for any other reason; risks relating to the value of the ConversionPoint Holdings shares to be issued in the transaction; risks relating to the ability of ConversionPoint Holdings to list its shares on The NASDAQ Capital Market and The Toronto Stock Exchange; courts adjudicating ongoing litigation related to the Transaction may disagree with Inuvo’s and ConversionPoint Technology’s position that the ongoing lawsuits are without merit and may make decisions or rulings that impact, delay or prevent the closing of the Transaction, and other factors, including but not limited to the “Risk Factors” set forth in the most current Form 10-K, Form 10-Q and 8-K reports filed by Inuvo with the SEC and the registration statement on Form S-4 filed by ConversionPoint Holdings with the SEC. All forward-looking statements are based on management's estimates, projections and assumptions as of the date hereof, and ConversionPoint Technologies and Inuvo are under no obligation (and expressly disclaim any such obligation) to update or revise their forward-looking statements whether as a result of new information, future events, or otherwise.

No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed acquisition, ConversionPoint Holdings has filed a registration statement on Form S-4 on December 17, 2018, as amended on March 15, 2019, which includes a preliminary joint proxy statement/prospectus and other documents concerning the proposed acquisition with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED (WHEN THEY BECOME AVAILABLE) WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONVERSIONPOINT TECHNOLOGIES, INUVO, CONVERSIONPOINT HOLDINGS, AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain free copies of the registration statement and the joint preliminary proxy statement/prospectus and any other documents filed by Inuvo and ConversionPoint Holdings with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC by ConversionPoint Holdings will be available free of charge by contacting Wally Ruiz, Chief Financial Officer, Inuvo, Inc., 500 President Clinton Ave., Suite 300, Little Rock, AR 72201, telephone: (501) 205-8397, or Andre Peschong, Chief Strategy Officer, ConversionPoint Technologies Inc. (andre@conversionpoint.com). The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Merger Solicitation
ConversionPoint Technologies, Inuvo, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ConversionPoint Technologies and Inuvo stockholders in connection with the proposed acquisition are set forth in the joint proxy statement/prospectus filed by ConversionPoint Holdings with the SEC on December 17, 2018, as amended on March 15, 2019. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials filed and to be filed with the SEC when they become available.

Inuvo Company Contact:
Wally Ruiz
Chief Financial Officer
Tel (501) 205-8397
wallace.ruiz@inuvo.com

ConversionPoint Company Contact:
Andre Peschong
Chief Strategy Officer
ConversionPoint Technologies Inc.
andre@conversionpoint.com

ConversionPoint Investor Relations:
Ronald Both and Geoffrey Plank
CMA
Tel (949) 432-7566
CPTI@cma.team

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